                                                                    EXHIBIT 4.13

--------------------------------------------------------------------------------

                        NABORS HOLDINGS LTD., AS ISSUER,

       NABORS INDUSTRIES, INC. AND NABORS INDUSTRIES LTD., AS GUARANTORS,

                                       AND

                           BANK ONE, N.A., AS TRUSTEE

                                   ----------

                                    INDENTURE

                         DATED AS OF __________________

                                   ----------

                             SENIOR DEBT SECURITIES

--------------------------------------------------------------------------------

                              NABORS HOLDINGS LTD.

                 Reconciliation and tie between certain Sections
                of this Indenture, dated as of ______________ and
                     Sections 310 through 318, inclusive, of
                        the Trust Indenture Act of 1939:

Trust Indenture
Act Section                                                                         Indenture Section
---------------                                                                     -----------------
310  (a)(1).......................................................................................609
     (a)(2).......................................................................................609
     (a)(3)............................................................................Not Applicable
     (a)(4)............................................................................Not Applicable
     (a)(5).......................................................................................609
     (b)..........................................................................................608
     .............................................................................................610

311  (a)..........................................................................................613
     (b)..........................................................................................613

312  (a)..........................................................................................701
     ..........................................................................................702(a)
     (b).......................................................................................702(b)
     (c).......................................................................................702(c)

313  (a).......................................................................................703(a)
     (b).......................................................................................703(a)
     (c).......................................................................................703(a)
     (d).......................................................................................703(b)

314  (a)..........................................................................................704
     (a)(4).......................................................................................101
     ............................................................................................1004
     (b)...............................................................................Not Applicable
     (c)(1).......................................................................................103
     (c)(2).......................................................................................103
     (c)(3)............................................................................Not Applicable
     (d)...............................................................................Not Applicable
     (e)..........................................................................................103

315  (a)..........................................................................................601
     (b)..........................................................................................602
     (c)..........................................................................................601
     (d)..........................................................................................601
     (e)..........................................................................................514

316  (a)..........................................................................................101
     .............................................................................................102
     (a)(1)(A)....................................................................................502
     .............................................................................................512
     (a)(1)(B)....................................................................................513
     (a)(2)............................................................................Not Applicable
     (b)..........................................................................................508
     (c).......................................................................................105(c)

317  (a)(1).......................................................................................503
     (a)(2).......................................................................................504
     (b).........................................................................................1006

318  (a)..........................................................................................108


----------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----
PARTIES
RECITALS OF THE COMPANY

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.
Definitions............................................................... 1
                  Act..................................................... 2
                  Affiliate............................................... 2
                  Authenticating Agent.................................... 2
                  Authorized Agent........................................ 2
                  Bankruptcy Law.......................................... 2
                  Bermuda Guarantor....................................... 2
                  Board of Directors...................................... 2
                  Board Resolution........................................ 2
                  Business Day............................................ 3
                  "CINS".................................................. 3
                  Commission.............................................. 3
                  Company................................................. 3
                  Company Request or Company Order........................ 3
                  Conversion Rate......................................... 3
                  Corporate Trust Office.................................. 3
                  corporation............................................. 3
                  Covenant Defeasance..................................... 3
                  "CUSIP"................................................. 3
                  days.................................................... 4
                  Default................................................. 4
                  Defaulted Interest...................................... 4
                  Defeasance.............................................. 4
                  Defeasible Series....................................... 4
                  Depositary.............................................. 4
                  Dollar or $............................................. 4
                  Event of Default........................................ 4
                  Exchange Act............................................ 4
                  Exchange Securities..................................... 4
                  Floating or Adjustable Rate Provision................... 4


                  Floating or Adjustable Rate Security...............  4
                  Foreign Currency...................................  4
                  Foreign Entities...................................  4
                  Global Security....................................  4
                  Guarantee..........................................  4
                  Guarantor..........................................  5
                  Holder.............................................  5
                  Indenture..........................................  5
                  interest...........................................  5
                  Interest Payment Date..............................  5
                  Issuing Company....................................  5
                  Judgment Currency..................................  5
                  Maturity...........................................  5
                  Market Exchange Rate...............................  5
                  Notice of Default..................................  5
                  Officers' Certificate..............................  5
                  Opinion of Counsel.................................  5
                  Original Issue Discount Security...................  6
                  Outstanding........................................  6
                  Paying Agent.......................................  6
                  Person.............................................  7
                  PIK Securities.....................................  7
                  Place of Payment...................................  7
                  Predecessor Security...............................  7
                  Redemption Date....................................  7
                  Redemption Price...................................  7
                  Regular Record Date................................  7
                  Required Currency..................................  7
                  Responsible Officer................................  7
                  Securities.........................................  7
                  Security Register and Security Registrar...........  7
                  Special Record Date................................  7
                  Stated Maturity....................................  7
                  Subordinated Indenture.............................  8
                  Subsidiary.........................................  8
                  trading day........................................  8
                  Trustee............................................  8
                  Trust Indenture Act................................  8
                  U.S. Government Obligation.........................  8
                  U.S. Guarantor.....................................  8
                  Vice President.....................................  8
Section 102.      Incorporation by Reference of Trust Indenture Act..  8
Section 103.      Compliance Certificates and Opinions...............  9
Section 104.      Form of Documents Delivered to Trustee............. 10
Section 105.      Acts of Holders; Record Dates...................... 10
Section 106.      Notices, Etc. to Trustee and Company............... 11


Section 107.      Notice to Holders; Waiver...................................... 12
Section 108.      Conflict with Trust Indenture Act.............................. 12
Section 109.      Effect of Headings and Table of Contents....................... 13
Section 110.      Successors and Assigns......................................... 13
Section 111.      Separability Clause............................................ 13
Section 112.      Benefits of Indenture.......................................... 13
Section 113.      Governing Law, Consent to Jurisdiction and Service of Process
                  and Waiver of Immunity......................................... 13
Section 114.      Legal Holidays................................................. 14
Section 115.      Securities in a Composite Currency, Currency Unit or Foreign
                  Currency....................................................... 14
Section 116.      Payment in Required Currency; Judgment Currency................ 15
Section 117.      Language of Notices, Etc....................................... 16
Section 118.      Personal Immunity from Liability for Incorporators,
                  Stockholders, Etc.............................................. 16

                                   ARTICLE TWO
                                 Security Forms

Section 201.      Forms Generally................................................ 16
Section 202.      Form of Face of Security....................................... 17
Section 203.      Form of Reverse of Security.................................... 19
Section 204.      Form of Legend for Global Securities........................... 24
Section 205.      Form of Trustee's Certificate of Authentication................ 24
Section 206.      Form of Conversion Notice...................................... 25
Section 207.      Securities Issuable in Global Form............................. 26

                                  ARTICLE THREE
                                 The Securities

Section 301.      Amount Unlimited; Issuable in Series........................... 27
Section 302.      Denominations.................................................. 30
Section 303.      Execution, Authentication, Delivery and Dating................. 30
Section 304.      Temporary Securities........................................... 31
Section 305.      Registration, Registration of Transfer and Exchange............ 32
Section 306.      Mutilated, Destroyed, Lost and Stolen Securities............... 34
Section 307.      Payment of Interest; Interest Rights Preserved................. 34
Section 308.      Persons Deemed Owners.......................................... 36
Section 309.      Cancellation................................................... 36
Section 310.      Computation of Interest........................................ 36
Section 311.      Designation as Senior Debt..................................... 36
Section 312.      CUSIP or CINS Numbers.......................................... 37

                                  ARTICLE FOUR
                           Satisfaction and Discharge

Section 401.      Satisfaction and Discharge of Indenture........................ 37
Section 402.      Application of Trust Fund...................................... 38

                                  ARTICLE FIVE
                                    Remedies


Section 501.      Events of Default................................................. 39
Section 502.      Acceleration of Maturity; Rescission and Annulment................ 40
Section 503.      Collection of Indebtedness and Suits for Enforcement by
                  Trustee........................................................... 41
Section 504.      Trustee May File Proofs of Claim.................................. 42
Section 505.      Trustee May Enforce Claims Without Possession of Securities....... 42
Section 506.      Application of Money Collected.................................... 43
Section 507.      Limitation on Suits............................................... 43
Section 508.      Unconditional Right of Holders to Receive Principal, Premium
                  and Interest and to Convert....................................... 44
Section 509.      Restoration of Rights and Remedies................................ 44
Section 510.      Rights and Remedies Cumulative.................................... 44
Section 511.      Delay or Omission Not Waiver...................................... 44
Section 512.      Control by Holders................................................ 45
Section 513.      Waiver of Past Defaults........................................... 45
Section 514.      Undertaking for Costs............................................. 45

                                   ARTICLE SIX
                                   The Trustee

Section 601.      Certain Duties and Responsibilities............................... 46
Section 602.      Notice of Defaults................................................ 47
Section 603.      Certain Rights of Trustee......................................... 47
Section 604.      Not Responsible for Recitals or Issuance of Securities............ 48
Section 605.      May Hold Securities............................................... 49
Section 606.      Money Held in Trust............................................... 49
Section 607.      Compensation and Reimbursement.................................... 49
Section 608.      Disqualification; Conflicting Interests........................... 50
Section 609.      Corporate Trustee Required; Eligibility........................... 50
Section 610.      Resignation and Removal; Appointment of Successor................. 50
Section 611.      Acceptance of Appointment by Successor............................ 52
Section 612.      Merger, Conversion, Consolidation or Succession to Business....... 53
Section 613.      Preferential Collection of Claims Against Company................. 53
Section 614.      Appointment of Authenticating Agent............................... 53

                                  ARTICLE SEVEN
                Holders' Lists and Reports by Trustee and Company

Section 701.      Company to Furnish Trustee Names and Addresses of Holders......... 55
Section 702.      Preservation of Information; Communications to Holders............ 55
Section 703.      Reports by Trustee................................................ 56
Section 704.      Reports by Company................................................ 56

                                  ARTICLE EIGHT
                    Consolidation, Merger, or Sale of Assets

Section 801.      Company and Guarantors May Consolidate, Etc. Only on Certain
                  Terms......................................................................  56
Section 802.      Successor Substituted......................................................  57
Section 803.      Assignment of Company's Obligations........................................  58

                                  ARTICLE NINE
                             Supplemental Indentures

Section 901.      Supplemental Indentures Without Consent of Holders.........................  58
Section 902.      Supplemental Indentures With Consent of Holders............................  59
Section 903.      Execution of Supplemental Indentures.......................................  61
Section 904.      Effect of Supplemental Indentures..........................................  61
Section 905.      Revocation and Effect of Consents..........................................  61
Section 906.      Conformity with Trust Indenture Act........................................  61
Section 907.      Reference in Securities to Supplemental Indentures.........................  61
Section 908.      Waiver of Compliance by Holders............................................  62
Section 909.      Notice of Supplemental Indenture...........................................  62

                                   ARTICLE TEN
                                    Covenants

Section 1001.     Payment of Principal, Premium and Interest.................................  62
Section 1002.     Maintenance of Office or Agency............................................  62
Section 1003.     Commission Reports; Financial Statements...................................  63
Section 1004.     Compliance Certificate.....................................................  63
Section 1005.     Corporate Existence........................................................  64
Section 1006.     Money for Securities Payments to Be Held in Trust..........................  64
Section 1007.     Waiver of Certain Covenants................................................  65

                                 ARTICLE ELEVEN
                            Redemption of Securities

Section 1101.     Applicability of Article...................................................  66
Section 1102.     Election to Redeem; Notice to Trustee......................................  66
Section 1103.     Selection by Trustee of Securities to Be Redeemed..........................  66
Section 1104.     Notice of Redemption.......................................................  67
Section 1105.     Deposit of Redemption Price................................................  67
Section 1106.     Securities Payable on Redemption Date......................................  68
Section 1107.     Securities Redeemed in Part................................................  68

                                 ARTICLE TWELVE
                            Conversion of Securities

Section 1201.     Applicability of Article...................................................  68

Section 1202.     Exercise of Conversion Privilege..................................  69
Section 1203.     No Fractional Shares..............................................  70
Section 1204.     Adjustment of Conversion Price....................................  70
Section 1205.     Notice of Certain Corporate Actions...............................  71
Section 1206.     Reservation of Exchange Securities................................  72
Section 1207.     Payment of Certain Taxes Upon Conversion..........................  72
Section 1208.     Nonassessability..................................................  72
Section 1209.     Effect of Consolidation or Merger on Conversion Privilege.........  72
Section 1210.     Duties of Trustee Regarding Conversion............................  73
Section 1211.     Repayment of Certain Funds Upon Conversion........................  74

                                ARTICLE THIRTEEN
                       Defeasance and Covenant Defeasance

Section 1301.     Company's Option to Effect Defeasance or Covenant Defeasance......  74
Section 1302.     Defeasance and Discharge..........................................  74
Section 1303.     Covenant Defeasance...............................................  75
Section 1304.     Conditions to Defeasance or Covenant Defeasance...................  75
Section 1305.     Deposited Money and U.S. Government Obligations to be Held
                  In Trust; Other Miscellaneous Provisions..........................  77
Section 1306.     Reinstatement.....................................................  78

                                ARTICLE FOURTEEN
                                  Sinking Funds

Section 1401.     Applicability of Article..........................................  78
Section 1402.     Satisfaction of Sinking Fund Payments with Securities.............  78
Section 1403.     Redemption of Securities for Sinking Fund.........................  79

                                 ARTICLE FIFTEEN
                         Repayment at Option of Holders

Section 1501.     Applicability of Article..........................................  79
Section 1502.     Repayment of Securities...........................................  79
Section 1503.     Exercise of Option................................................  79
Section 1504.     When Securities Presented for Repayment Become Due and
                  Payable...........................................................  80
Section 1505.     Securities Repaid in Part.........................................  80

                                 ARTICLE SIXTEEN
                             Guarantee of Securities

Section 1601.     Guarantee.........................................................  81

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of _______________, among Nabors Holdings Ltd., a Bermuda exempted company (herein called the "Company"), having its principal office at 2nd Fl. International Centre, Warrens, P.O. Box 905E, St. Michael, Barbados, Nabors Industries, Inc., a Delaware corporation (herein called the "U.S. Guarantor"), having its principal office at 515 West Greens Road, Suite 1200, Houston, Texas 77067, Nabors Industries Ltd., a Bermuda exempted company (herein called the "Bermuda Guarantor"), having its principal office at 2nd Fl. International Centre, Warrens, P.O. Box 905E, St. Michael, Barbados, and Bank One, N.A., as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

         This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         All things necessary to make this Indenture a valid agreement of the Company, of the U.S. Guarantor and of the Bermuda Guarantor, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 101. DEFINITIONS.

         (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act or the Securities Act of 1933, as amended, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

                  (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision unless context otherwise requires.

         (b) Unless otherwise provided, references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements and instruments, but only to the extent such amendments and modifications are not prohibited by the terms of this Indenture.

         "Act," when used with respect to any Holder, has the meaning specified in Section 105.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing. The Trustee may request and may conclusively rely upon an Officers' Certificate to determine whether any Person is an Affiliate of any specified Person.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Agent" has the meaning specified in Section 113.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar U.S. Federal or state law or any similar Bermuda or other foreign law for the relief of debtors.

         "Bermuda Guarantor" means the Person named as the "Bermuda Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Bermuda Guarantor" shall mean such successor Person.

         "Board of Directors" means either the board of directors of the Company or of any Guarantor, as applicable, or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or any Guarantor, the principal financial officer of the

Company or any Guarantor, any other authorized officer of the Company or any Guarantor, or a person duly authorized by any of them, in each case as applicable, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Securities and the forms and terms thereof), such action may be taken by any committee, officer or employee of the Company or any Guarantor, as applicable, authorized to take such action by the Board of Directors as evidenced by a Board Resolution.

         "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "CINS" means CUSIP International Numbering System.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means, in the case of the Company, a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or any other duly authorized officer of the Company or any person duly authorized by any of them, and delivered to the Trustee and, in the case of any Guarantor, a written request or order signed in the name of such Guarantor by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or any other duly authorized officer of such Guarantor or any person duly authorized by any of them, and delivered to the Trustee.

         "Conversion Rate" has the meaning specified in Section 1204.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time this Indenture shall be administered, which office at the date hereof is located at 1111 Polaris Parkway, Suite OH1-0181, Columbus, Ohio 43240.

         "corporation" means a corporation, association, company, joint-stock company or business trust.

         "Covenant Defeasance" has the meaning specified in Section 1303.

         "CUSIP" means the Committee on Uniform Securities Identification Procedures.

         "days" mean calendar days.

         "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1302.

         "Defeasible Series" has the meaning specified in Section 1304.

         "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as depositary for such Securities as contemplated by Section 301.

         "Dollar" or "$" means the coin or currency of the United States of America, which at the time of payment is legal tender for the payment of public and private debts.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

         "Exchange Securities" has the meaning specified in Section 1201.

         "Floating or Adjustable Rate Provision" means a formula or provision, specified in or pursuant to a Board Resolution or an indenture supplemental hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any Person (including the Company), and periodic adjustment of the interest rate borne by a Floating or Adjustable Rate Security.

         "Floating or Adjustable Rate Security" means any Security which provides for interest thereon at a periodic rate that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.

         "Foreign Currency" means a currency used by the government of a country other than the United States of America.

         "Foreign Entities" has the meaning specified in Section 113.

         "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

         "Guarantee" means the guarantee by any Guarantor of the obligations under this Indenture.

         "Guarantor" means each of the U.S. Guarantor, the Bermuda Guarantor and any other Person to the extent that any of such Persons have guaranteed any of the Securities pursuant to Section 301 and Article Sixteen.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

         "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Issuing Company" has the meaning specified in Section 1209.

         "Judgment Currency" has the meaning specified in Section 116.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Market Exchange Rate" has the meaning specified in Section 115.

         "Notice of Default" means a written notice of the kind specified in
Section 501(4).

         "Officers' Certificate" means a certificate signed by (i) any two of the following individuals: the Chairman, a Vice Chairman, the President or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Corporate Secretary or an Assistant Corporate Secretary, of the Company or any Guarantor, as applicable, or any other individual authorized by the Board of Directors for such purpose (as specified in a Board Resolution), and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company or any Guarantor, as applicable.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities as to which Defeasance has been effected pursuant to Section 1302; and

                  (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, and (B) Securities owned by (i) the Company or any other obligor upon the Securities or (ii) any Subsidiary or of such other obligor upon the Securities shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Subsidiary or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PIK Securities" means any series of Securities where interest is payable, at the election of the Company or a holder of such Security, in additional Securities.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Required Currency" has the meaning specified in Section 116.

         "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee with responsibility for the administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subordinated Indenture" means the indenture to be entered into or previously entered into among the Company, the U.S. Guarantor, the Bermuda Guarantor and Bank One, N.A., as trustee, and relating to certain subordinated debt securities of the Company.

         "Subsidiary" means a corporation more than 50% of the voting power of which is controlled, directly or indirectly, by any Guarantor or the Company, as applicable, or by one or more other Subsidiaries, or by any Guarantor or the Company, as applicable, and one or more other Subsidiaries. For the purposes of this definition, "voting power" means the power to vote for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "trading day" has the meaning specified in Section 1203.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended, and except as provided in Section 906.

         "U.S. Government Obligation" has the meaning specified in Section 1304.

         "U.S. Guarantor" means the Person named as the "U.S. Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Guarantor" shall mean such successor Person.

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         SECTION 102. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the Trust Indenture Act, such provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

                  "commission" means the Commission.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture security means the Company, any Guarantor (if applicable) or any other obligor on the indenture securities.

         All other terms used in this Indenture, and not otherwise defined herein, that are defined by the Trust Indenture Act, defined by a Trust Indenture Act reference to another statute or defined by a Commission rule under the Trust Indenture Act have the meaning so assigned to them.

         SECTION 103. COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company or any Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or any Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or any Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates provided for in Section 1004 and opinions of counsel given in connection with the authentication of a security) shall include

                  (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

         SECTION 104. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or any Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Any certificate, statement or opinion of an officer of the Company or any Guarantor, as the case may be, or of counsel may be based, insofar as it relates to accounting matters, upon a certificate, opinion or representation by an accountant or firm of accountants in the employ of the Company or any Guarantor, as the case may be, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate, opinion or representation with respect to such accounting matters upon which its certificate, statement or opinion may be based is erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 105. ACTS OF HOLDERS; RECORD DATES.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or any Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the Company and any Guarantor (if applicable), if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The Company and, as applicable, any Guarantor may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Outstanding Securities of such series. If not set by the Company and, as applicable, any Guarantor, prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

         (d) The ownership of Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or any Guarantor (if applicable) in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

         SECTION 106. NOTICES, ETC. TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder, any Guarantor (if applicable) or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; provided, however, that the same shall be made, given, furnished or filed only when received by a Responsible Officer of the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

                  (2) the Company or any Guarantor (if applicable) by the Trustee, or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or any Guarantor, as applicable, addressed to it at the address of its principal office specified in the first paragraph of this instrument; provided, however, that the same shall be made, given, furnished or filed only when received by the Company, Attention: President, or any Guarantor, Attention: President, as applicable, or at any other address previously furnished in writing to the Trustee by the Company or any Guarantor, as applicable.

         SECTION 107. NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice; provided, however, that the Company, any Guarantor or the Trustee, upon a good faith determination that mailing is in the circumstances impractical, may give such notice by any other method which, in the reasonable belief of the Company or any Guarantor or, in the case of the Trustee, of the Company or any Guarantor and the Trustee, is likely to be received by the Holders. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 108. CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 109. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 110. SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by each of the Company and any Guarantor shall bind its respective successors and assigns, whether so expressed or not.

         SECTION 111. SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in the Securities or the Guarantee (if applicable) shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 112. BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Securities or the Guarantee (if applicable), express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 113. GOVERNING LAW, CONSENT TO JURISDICTION AND SERVICE OF PROCESS AND WAIVER OF IMMUNITY.

         THIS INDENTURE, THE SECURITIES AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         Each of the Company, the Bermuda Guarantor and any other Guarantor not organized under the laws of the United States (including the states thereof and the District of Columbia) ("Foreign Entities") hereby appoints the U.S. Guarantor as the authorized agent thereof (the "Authorized Agent") upon whom process may be served in any action, suit or proceeding arising out of or based on this Indenture or the Securities or the Guarantee which may be instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in either case in the Borough of Manhattan, the City of New York, by the Holder of any Security, and to the fullest extent permitted by applicable law, each of the Foreign Entities hereby waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and expressly and irrevocably accepts and submits, for the benefit of the Holders from time to time of the Securities of any series, to the nonexclusive jurisdiction of any such court in respect of any such action, suit or proceeding, for itself and with respect to its properties, revenues and assets. Such appointment shall be irrevocable unless and until the appointment of a successor authorized agent for such purpose, and such successor's acceptance of such appointment, shall have occurred. Each of the Foreign Entities agrees to take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent with respect to any such action shall be deemed, in every respect, effective service of process upon the Foreign Entities, as the case may be. Notwithstanding the foregoing, any action against any of the Foreign Entities arising out of or based on this Indenture, any Security of any series or the Guarantee may also be instituted by the Holder of such Security in any court in the jurisdiction of organization of the respective Foreign Entities, as the case may be, and each of the Foreign Entities expressly accepts the jurisdiction of any such court in any such action. The U.S. Guarantor hereby accepts the foregoing appointment as agent for service of process.

         To the extent that the Foreign Entities or any of their properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter arising out of or based on this Indenture or the Securities of any series or the Guarantee, each of the Foreign Entities, to the maximum extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

         SECTION 114. LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which a Holder has the right to convert a Security at a particular conversion price shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or, if applicable, the Guarantee (other than a provision of the Securities of any series or, if applicable, the Guarantee which specifically states that such provision shall apply in lieu of this Section
114)) payment of interest, if any, or principal (and premium, if any) or conversion need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

         SECTION 115. SECURITIES IN A COMPOSITE CURRENCY, CURRENCY UNIT OR FOREIGN CURRENCY.

         Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 301 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin, currency or currencies other than Dollars (including, but not limited to, any composite currency, currency units or Foreign Currency), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section, the term "Market Exchange Rate" shall mean the noon Dollar buying rate in The City of New York for cable transfers of such currency or currencies as published by the Federal Reserve Bank of New York, as of the most recent available date. If such Market Exchange Rate is not so available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations or rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of euros shall be Brussels, Belgium, or such other quotations or rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

              All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Company and all Holders.

         SECTION 116. PAYMENT IN REQUIRED CURRENCY; JUDGMENT CURRENCY.

         Each of the Company and any Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Banking Day next preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subclause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

         SECTION 117. LANGUAGE OF NOTICES, ETC.

         Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         SECTION 118. PERSONAL IMMUNITY FROM LIABILITY FOR INCORPORATORS, STOCKHOLDERS, ETC.

         No recourse shall be had for the payment of the principal, premium, if any, or interest, if any, on any Security or the Guarantee (if applicable), or for any claim based thereon, or otherwise in respect of any Security or the Guarantee (if applicable), or based on or in respect of this Indenture or any indenture supplemental hereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of each of the Company, any Guarantor or of any of their respective successor corporations, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.

                                   ARTICLE TWO

                                 SECURITY FORMS

         SECTION 201. FORMS GENERALLY.

         The Securities of each series and, if applicable, the notation thereon relating to the Guarantee, shall be in substantially the form set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the officers executing such Securities and the Guarantee (if applicable), as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 303 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         The forms of Global Securities of any series shall have such provisions and legends as are customary for Securities of any series in global form, including without limitation any legend required by the Depositary for the Securities of such series.

                     SECTION 202. FORM OF FACE OF SECURITY.

         [Insert any legend required by the Internal Revenue Code of 1986, as amended and the regulations thereunder.]

         [If a Global Security,--insert legend required by Section 204 of the Indenture] [If applicable, insert --UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                              NABORS HOLDINGS LTD.

No.____  [$]____

         NABORS HOLDINGS LTD., a Bermuda exempted company (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________________, or registered assigns, the principal sum of [$]______________ [__________ Dollars] [if applicable insert one or more Foreign Currencies, currency units or composite currencies] [if the Security is to bear interest prior to Maturity, insert -- and to pay interest thereon from _________ or from the most recent interest Payment Date to which interest has been paid or duly provided for, [semi-annually on __________ and __________ in each year] [if other than semi-annual payments, insert frequency of payments and payment dates], commencing ________________, at [if the Security is to bear interest at a fixed rate, insert -- the rate of ______% per annum][if the Security is a Floating or Adjustable Rate Security, insert -- a rate per annum [computed-determined] in accordance with the [insert defined name of Floating or Adjustable Rate Provision] set forth below], [if the Security is to bear interest at a rate determined with reference to an index, refer to description of index below] until the principal hereof is paid or made available for payment [if applicable, insert -- and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ____________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

         [If the Securities are Floating or Adjustable Rate Securities with respect to which the principal, premium, if any, or interest may be determined with reference to an index, insert the text of the Floating or Adjustable Rate Provision.]

         [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         [If a Global Security, insert--Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made by transfer of immediately available funds to a bank account in ___________ designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [state other currency].]

         [If a Definitive Security, insert--Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in _______________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [state other currency] [or subject to any laws or regulations applicable thereto and to the right of the Company (as provided in the Indenture) to rescind the designation of any such Paying Agent, at the [main] offices of ________________ in _____________, or at such other offices or agencies as the Company may designate, by [United States Dollar] [state other currency] check drawn on, or transfer to a [United States Dollar] account maintained by the payee with, a bank in The City of New York (so long as the applicable Paying Agency has received proper transfer instructions in writing at least ___ days prior to the payment date)] [if applicable, insert--; provided, however, that payment of interest may be made at the option of the Company by [United States Dollar] [state other currency] check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register] [or by transfer to a [United States Dollar] [state other currency] account maintained by the payee with a bank in The City of New York [state other place of payment] (so long as the applicable Paying Agent has received proper transfer instructions in writing by the record date prior to the applicable interest payment date)].]

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                                            NABORS HOLDINGS LTD.

                                            By:
                                               --------------------------------
                                            Attest:
                                                   ----------------------------

         SECTION 203. FORM OF REVERSE OF SECURITY.

         This Security is one of a duly authorized issue of senior securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _______________ (herein called the "Indenture"), among the Company, any Guarantor and ________________, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, any Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to [[$]___________][if applicable, insert -- relevant amount in applicable Foreign Currency, currency unit or composite currency]].

         This security is the general, unsecured, senior obligation of the Company [if applicable, insert--and is guaranteed pursuant to a guarantee (the "Guarantee") by _____________ (the "Guarantor[(s)]"). The Guarantee is the general, unsecured, senior obligation of any such Guarantor.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail, [if applicable, insert -- (1) on

__________ in any year commencing with the year ____ and ending with the year
____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ________________], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):
If redeemed [on or before _________, ___% and if redeemed] during the 12-month period beginning of the years indicated,

                           Redemption                                           Redemption
Year                       Price                     Year                       Price
----                       ----------                ----                       ----------



and thereafter at a Redemption Price equal to __________% of the principal amount, together in the case of any such redemption [if applicable, insert --(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail,
(1) on ________ in any year commencing with the year __________ and ending with the year __________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning __________ of the years indicated,

                                                              Redemption Price For
                  Redemption Price For                        Redemption Otherwise
                  Redemption Through Operation                Than Through Operation
Year              of the Sinking Fund                         of the Sinking Fund
----              ----------------------------                ----------------------



and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity in on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [Notwithstanding the foregoing, the Company may not, prior to ___________________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _______% per annum.]

         [The sinking fund for this series provides for the redemption on __________ in each year beginning with the year _____ and ending with the year
____ of [not less than [$]__________ ("mandatory sinking fund") and not more than] [$]__________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due).]

         [If the Security is subject to redemption, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         [If the Security is convertible into other securities or property, specify the conversion features and the form of conversion notice pursuant to
Section 206 hereof.]

         [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [Insert formula for determining the amount]. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company [If applicable, insert - any Guarantor] and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company [If applicable, insert - any Guarantor] and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected.

         The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company [If applicable, insert - any Guarantor] with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal, premium, if any, and interest on this Security at the times, place and [rate(s)], and in the coin or currency, herein prescribed.

         [If a Global Security, insert--This Global Security or portion hereof may not be exchanged for definitive Securities of this series except in the limited circumstances provided in the Indenture. The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.]

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal, premium, if any, and interest on this Security are payable, [if applicable, insert--The City of New York [, or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the designation of any such transfer agent, at the [main] offices of _______________ in ________________ or at such other offices or agencies as the Company may designate]] duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof [if applicable, insert the equivalent thereof in one or more Foreign Currencies, currency units or composite currencies]. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, [if applicable, insert - any Guarantor,] the Trustee and any agent of the Company [if applicable, insert - any Guarantor,] or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Company, [if applicable, insert - any Guarantor,] the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, [If applicable, insert--, or the Guarantee endorsed thereon,] or for any claim based thereon or otherwise in respect thereof, or in any Security [If applicable, insert--or in the Guarantee], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company [If applicable, insert--or any Guarantor] or of any successor Person, either directly or through the Company [If applicable, insert--or any Guarantor] or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

         The Indenture provides that the Company [If applicable, insert--and any Guarantor] (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company [If applicable, insert--or any Guarantor] deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities, but such money need not be segregated from other funds except to the extent required by law.

         Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         [If a Definitive Security, insert as a separate page--

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________(Please Print or Typewrite Name and Address of Assignee) the within instrument of NABORS HOLDINGS LTD. and does hereby irrevocably constitute and appoint ___________________ Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:

--------------------------             --------------------------
Dated:
      -------------------              --------------------------
                                       (Signature)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

         [If a Security to which Article Sixteen has been made applicable, insert the following Form of Notation on such Security relating to the Guarantee-- Each Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

         The obligations of any Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Sixteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                            [Guarantor(s):

                                            -----------------------------------
                                            By:                                ]
                                               --------------------------------

         SECTION 204. FORM OF LEGEND FOR GLOBAL SECURITIES.

         Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form or such other legends as may be required:

         This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances.

         SECTION 205. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                                               ,
                                            -----------------------------------
                                            as Trustee

                                            By                                 ,
                                              ---------------------------------
                                              Authorized Signatory

         SECTION 206. FORM OF CONVERSION NOTICE.

         To Nabors Holdings Ltd.:

         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Exchange Securities in accordance with the terms of the Indenture referred to in this Security, and directs that the Exchange Securities issuable and deliverable upon the conversion, together with any check in payment for fractional Exchange Securities and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the opening of business on the related Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), this Notice is accompanied by payment of an amount equal to the interest payable on such Interest Payment Date of the principal of this Security to be converted. If Exchange Securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect hereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Principal Amount to be Converted (in an integral multiple of $1,000, if less than all [if applicable, insert the equivalent thereof in one or more Foreign Currencies, currency units or composite currencies]):

[$]___________    Dated_______________

                                            -----------------------------------
                                            Signature

                                            [If applicable, Signature(s) must be
                                            guaranteed by an institution which
                                            is a member of one of the following
                                            recognized signature Guarantee
                                            Programs: (i) The Securities
                                            Transfer Agent Medallion Program
                                            (STAMP); (ii) The New York Stock
                                            Exchange Medallion Program (MNSP);
                                            (iii) The Stock Exchange Medallion
                                            Program (SEMP); or (iv) another
                                            guarantee program acceptable to the
                                            Trustee.

                                            -----------------------------------
                                            Signature Guarantee]

         Fill in for registration of Exchange Securities and Security if to be issued otherwise than to the registered holder.

                                            -----------------------------------
                                               (Name)

                                            -----------------------------------
                                               (Address)
                                            Please print Name and Address
                                            (including zip code)

Social Security or other Taxpayer Identifying Number:_______________

         SECTION 207. SECURITIES ISSUABLE IN GLOBAL FORM.

         If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (11) of
Section 301, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time by increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable,
Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or Section 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 103 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 103 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

         Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security the Holder of such permanent global Security in registered form.

                                  ARTICLE THREE

                                 THE SECURITIES

         SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 907, 1107 or 1202 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates, or the method or methods (and related procedures) by which such date or dates will be determined or extended, on which the principal of the Securities of the series is payable;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the Floating or Adjustable Rate Provision pursuant to which such rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                  (6) whether the Securities of the series would be secured pursuant to Section 901(7);

                  (7) the place or places where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable;

                  (8) if applicable, the period or periods within which, the price or prices at which (including premium, if any) and the terms and conditions upon which Securities of the series shall be redeemed, in whole or in part, at the option of the Company pursuant to a sinking fund or otherwise;

                  (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (10) if applicable, the terms of any right to convert or exchange Securities of the series into any securities or property of the Company or other issuers;

                  (11) if other than denominations of $1,000 and any integral multiple thereof (or the equivalent thereof in one or more Foreign Currencies, currency units or composite currencies), the denominations in which Securities of the series shall be issuable;

                  (12) if the amount of payments of principal of (or premium, if any) or interest, if any, on any Securities of the series may be determined with reference to one or more indices, the manner in which such amounts shall be determined;

                  (13) if other than currency of the United States, one or more Foreign Currencies, currency units or composite currencies in which the Securities of the series are to be denominated;

                  (14) if other than the coin or currency in which the Securities of the series are denominated, the coin or currency in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable;

                  (15) the price or prices (expressed as a percentage of the principal amount thereof) at which the Securities will be issued and, if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
         Section 502 or provable under any applicable federal or state bankruptcy or similar law pursuant to Section 503;

                  (16) if applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstance other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

                  (17) whether the Securities are to be issued as Original Issue Discount Securities;

                  (18) whether the interest, if any, on the Securities is to be payable, at the election of the Company or a holder thereof, in cash or in PIK Securities and the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (19) any other event or events of default applicable with respect to the Securities of the series in addition to those provided in Section 501(1) through (7);

                  (20) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of the series, or any combination of such covenants, warranties or provisions;

                  (21) any restriction or condition on the transferability of the Securities of the series;

                  (22) any authenticating or paying agents, registrars, conversion agents or any other agents with respect to the Securities of the series;

                  (23) whether the Securities of the series shall have the benefits of any Guarantee and, if so, whether such Guarantee will be by the U.S. Guarantor only, by the Bermuda Guarantor only, by any other Guarantor only, by one or more of the U.S. Guarantor, the Bermuda Guarantor and/or any other Guarantor jointly and severally or otherwise, and the terms and provisions applicable to any such Guarantee; and

                  (24) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(6)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of such action shall be delivered to the Trustee.

         SECTION 302. DENOMINATIONS.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof and if applicable, the equivalents thereof in one or more Foreign Currencies, currency units or composite currencies.

         SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its President, any Vice President, its Treasurer or Assistant Treasurer, its Controller or Assistant Controller under its corporate seal reproduced thereon attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. Any Guarantee endorsed on the Securities shall be executed on behalf of each Guarantor by its Chairman, a Vice Chairman, its President, any Vice President, its Treasurer or Assistant Treasurer, its Controller or Assistant Controller under its corporate seal reproduced thereon attested by its Corporate Secretary or one its Assistant Corporate Secretaries. The signature of any of these officers of the Company or any Guarantor on the Securities may be manual or facsimile.

         The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Securities and any Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or any Guarantor, as the case may be, shall bind the Company or any Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. Minor typographical and other minor errors in the text of any Security or minor defects in the seal or facsimile signature on any Security shall not affect the validity or enforceability of such Security or Guarantee, if applicable, if it has been duly authenticated and delivered by the Trustee.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions or indentures supplemental hereto as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form of such Securities has been established by or pursuant to Board Resolutions or indentures supplemental hereto as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to Board Resolutions or indentures supplemental hereto as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and any Guarantor (if applicable), enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors, executive committee, or a trust committee of directors or committee of Responsible Officers of the Trustee shall determine that such action would expose the Trustee to personal liability to existing Holders of Securities.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security, nor any Guarantee endorsed thereon, shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 304. TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

         SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable procedures as it or the Trustee may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company and each Guarantor (if applicable) shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, with an endorsement of the Guarantee (if applicable) executed by each Guarantor, of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company and each Guarantor (if applicable) shall execute, and the Trustee shall authenticate and deliver, the Securities, with an endorsement of the Guarantee (if applicable) executed by each Guarantor, which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, and any Guarantor (if applicable) evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer, exchange, redemption or payment shall (if so required by the Company, any Guarantor (if applicable) or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company, any Guarantor (if applicable) or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 907, 1107 or 1202 not involving any transfer.

         None of the Company, any Guarantor (if applicable) or the Trustee shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless
(1) such Depositary (A) notifies the Company, any Guarantor (if applicable) and the Trustee that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, and, in either case, the Company does not appoint a successor depository in 90 days, (2) the Company and any Guarantor (if applicable) executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, (3) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security or (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 301. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

         Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Section 304, 306, 907, 1107 or 1202 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security.

         SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If there shall be delivered to the Company, any Guarantor (if applicable) or the Trustee (i) a mutilated Security, or (ii) evidence to their satisfaction of the destruction, loss or theft of any Security and in either case such security or indemnity as may be required by either of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and each Guarantor (if applicable) shall execute and the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security, with an endorsement of the Guarantee (if applicable) executed by each Guarantor, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and any Guarantor (if applicable), whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor

         Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series, in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to accrue interest and the rights to interest accrued and unpaid, which were carried by such other Security.

         Subject to the provisions of Section 1202, in the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security the principal of (or premium, if any, on)) which shall become due and payable, whether at a Stated Maturity or by declaration of acceleration, call for redemption, or otherwise, prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or any one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

         SECTION 308. PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any Guarantor (if applicable) and any agent thereof may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee, any Guarantor (if applicable) or any agent of any of them shall be affected by notice to the contrary.

         SECTION 309. CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment or for conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order or, in the absence of such Company Order, in accordance with the Trustee's customary practices. Acquisition by the Company of any Security shall not operate as a redemption or satisfaction of the indebtedness represented by such Security unless and until the same is delivered to the Trustee for cancellation.

         SECTION 310. COMPUTATION OF INTEREST.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 311. DESIGNATION AS SENIOR DEBT.

         The Company hereby confirms the designation of the Securities as "Senior Debt" for the purposes of any securities of the Company that may be issued pursuant to the Subordinated Indenture.

         SECTION 312. CUSIP OR CINS NUMBERS.

         The Company in issuing the Securities may use "CUSIP" or "CINS" numbers (if then generally in use, and in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use "CUSIP" or "CINS" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such "CUSIP" or "CINS" numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" or "CINS" numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities of a series herein expressly provided for) with respect to Securities of any series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to a series, when

                  (1)  either

                           (A) all Securities of such series theretofore
                  authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1006) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities of such series not
                  theretofore delivered to the Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i),
                           (ii) or (iii) above, has deposited or caused to be deposited with the Trustee in trust irrevocably (A) money (in [United States dollars]) in an amount, or
                           (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on such Securities of such series not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any) and interest to the date of such deposit (in the case of Securities of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

         In the event there are Securities of two or more series outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of a particular series as to which it is Trustee and if the other conditions thereto are met. In the event that there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to a particular series, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1006 shall survive until there are no Securities Outstanding with respect to a particular series and the obligations of the Company and the Trustee with respect to all other series of Securities shall survive.

         SECTION 402. APPLICATION OF TRUST FUND.

         Subject to provisions of the last paragraph of Section 1006, all amounts deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such funds have been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 501. EVENTS OF DEFAULT.

         "Event of Default" whenever used with respect to Securities of any series means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by
Section 301 hereof:

                  (1) Default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (2) Default in the payment of the principal, premium, if any, on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration or otherwise and continuance of such default for a period of 10 days; or

                  (3) Default in the making of any sinking fund payment, whether mandatory or optional, as and when the same shall become due and payable by the terms of the Securities of such series and continuance of such default for a period of 10 days; or

                  (4) Failure on the part of the Company or any Guarantor (if applicable) duly to observe or perform any other of the covenants or agreements on the part of the Company or any Guarantor (if applicable) contained in this Indenture (other than those set forth exclusively in the terms of any other particular series of Securities established as contemplated by this Indenture for the benefit of such other series) and written notice of such failure, stating that such notice is a "Notice of Default" hereunder, and requiring the Company and any Guarantor (if applicable) to remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company and any Guarantor (if applicable) by the Trustee, or to the Company, any Guarantor (if applicable) and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series, and such failure shall have continued unremedied for a period of 90 days after the date of the Company's receipt of such Notice of Default; or

                  (5) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or any Guarantor (if applicable) bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of the Company or any Guarantor (if applicable) under any applicable Bankruptcy Law or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company, any Guarantor (if applicable) or of all or substantially all of any of their respective property, or for the winding up or liquidation of the Company's or any Guarantor's (if applicable) affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or

                  (6) The Company or any Guarantor (if applicable) shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any applicable Bankruptcy Law or similar law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company, any Guarantor (if applicable) or of all or substantially all of any of their property, or shall make an assignment for the benefit of creditors, or shall admit in writing the Company's or any Guarantor's (if applicable) inability to pay its respective debts generally as they become due and the Company's or any Guarantor's (if applicable) willingness to be adjudged a bankrupt, or corporate action shall be taken by the Company or any Guarantor (if applicable) in furtherance of any of the aforesaid purposes; or

                  (7) If applicable, the Guarantee ceases to be in full force and effect or becomes unenforceable or invalid or is declared null and void (other than in accordance with the terms of such Guarantee) or any Guarantor denies or disaffirms its obligations under such Guarantee; or

                  (8) Any other Event of Default provided with respect to Securities of that series.

         The Trustee shall not be charged with knowledge of any default (as defined in Section 602) or Event of Default unless written notice thereof shall have been given to the Trustee by the Company, the Paying Agent of that series (provided that no such notice shall be required to be given if the Trustee acts as Paying Agent of such series), or by Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series.

         SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default under Section 501(5) or 501(6) with respect to Securities of any series at the time Outstanding occurs and is continuing, then the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series shall become immediately due and payable.

         If any other Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company or any Guarantor (if applicable) has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that
                  series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series other than the non-payment of the principal of and interest, if any, on the Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and continuance of such default for a period of 10 days,

the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest, if any, on any overdue principal, premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and other amounts due the Trustee under
Section 607, except such costs and expenses as are a result of negligence or bad faith on the part of the Trustee. Until such demand is made by the Trustee, the Company may pay the principal, premium, if any, and interest, if any, on the Securities of any series to the registered Holders, whether or not the Securities of such series are overdue.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of any judicial proceeding relative to the Company, any Guarantor (if applicable) or any other obligor upon the Securities, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607, except such costs and expenses as are a result of negligence or bad faith on the part of the Trustee.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the Guarantee (if applicable) or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
         SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506. APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal, premium, if any, and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

                  THIRD: To the payment of the remainder, if any, to the Company, any Guarantor (if applicable) or any other Person lawfully entitled thereto.

         SECTION 507. LIMITATION ON SUITS.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (including, if applicable, the Guarantee), or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST AND TO CONVERT.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal, premium, if any, and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Securities in accordance with the terms thereof and to institute suit for the enforcement of any such payment or such right of conversion, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, any Guarantor (if applicable), the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511. DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to Section 507, every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512. CONTROL BY HOLDERS.

         With respect to the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 513. WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal, premium, if any, or interest, if any, on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514. UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section 514 nor the Trust Indenture Act will be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, any Guarantor (if applicable) or the Trustee.

                                   ARTICLE SIX

                                   THE TRUSTEE

         SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act.

                  (a) If an Event of Default with respect to Securities of any series at the time Outstanding has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b)  Except during the continuance of an Event of Default:

                           (1) the Trustee need perform only those duties that
                  are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) the Trustee may conclusively rely, as to the
                  truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on its part, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture but need not verify the accuracy of the contents thereof.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) this paragraph does not limit the effect of
                  paragraph (b) of this Section;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (3) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company and each Guarantor (if applicable).

         Money held in trust by the Trustee need not be segregated from other funds, except to the extent required by law.

Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 602. NOTICE OF DEFAULTS.

         If a default or an Event of Default occurs and is continuing hereunder with respect to Securities of any series, and if such default or Event of Default is known to a Responsible Officer of the Trustee, the Trustee shall mail the Holders of Securities of such series notice of such default within 90 days after it occurs; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. Except in the case of a default in payment on any Security of any series or in the payment of any sinking fund installment, the Trustee may withhold notice if and so long as a trust committee of directors or Responsible Officers of the Trustee in good faith determines that withholding the notice is in the interest of Holders of Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         SECTION 603. CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company or any Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such Counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall upon reasonable notice to the Company or any Guarantor (as applicable) be entitled to examine the books, records and premises of the Company or any Guarantor (as applicable) personally or by agent or attorney at a time and place acceptable to the Company or any Guarantor, as the case may be;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for taking or refraining from taking such actions other than for its own negligence or willful misconduct; and

                  (i) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers conferred upon it by this Indenture.

         SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or any Guarantor (if applicable), and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 605. MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or any Guarantor (if applicable), in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         SECTION 606. MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or any Guarantor (if applicable).

         SECTION 607. COMPENSATION AND REIMBURSEMENT.

         The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, and reasonable expenses and disbursements of its agents and outside counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable fees and expenses of legal counsel) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts and the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         To secure the Company's payment obligations under this Section, the Trustee shall have a lien prior to the Securities on all money or property of the Company held or collected by the Trustee in its capacity as Trustee or as Paying Agent hereunder (but not in any other capacity), except that held in trust to pay principal of (and premium, if any) or interest on particular Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(5) or (6) occurs with respect to any series of Securities, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law or similar law.

         The Company's obligations under this Section 607 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article Four or Article Thirteen hereof and the termination of this Indenture.

         SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS.

         If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

         SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 or is a subsidiary of a corporation which shall be a Person that has a combined capital and surplus of at least $50,000,000 and which unconditionally and irrevocably guarantees the obligations of the Trustee hereunder upon terms satisfactory to the Company. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (1) the Trustee shall fail to comply with Section 608
                  after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or be incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any Series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, any Guarantor (if applicable) and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or any Guarantor (if applicable) or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to its lien, if any, provided for in Section 607.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, any Guarantor (if applicable) the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
         (1) shall contain such provisions as shall be necessary or desirable to transfer the rights, powers, trust and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, any

         Guarantor (if applicable) or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company and any Guarantor (if applicable) shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

                  (d) No successor shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
         BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT.

         The Trustee may with the prior written consent of the Company appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of

America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and any Guarantor (if applicable). The Trustee or the Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company, any Guarantor (if applicable) or the Trustee, as the case may be. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and any Guarantor (if applicable) and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                                               ,
                                            -----------------------------------
                                            as Trustee

                                            By                                 ,
                                              ---------------------------------
                                              as Authenticating Agent

                                            By
                                              ---------------------------------
                                              Authorized Officer

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not later than 15 days after each Regular Record Date in each year, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar for the Securities of a series, no such list need be furnished with respect to such series of Securities.

         SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, any Guarantor (if applicable) and the Trustee that none of the Company, any Guarantor (if applicable) or the Trustee or any of their agents shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act or other applicable law.

         SECTION 703. REPORTS BY TRUSTEE.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12 month period, such report shall cover the 12 month period ending May 15 and shall be transmitted by the next succeeding July 15.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company and any Guarantor (if applicable). The Company will notify the Trustee when any Securities are listed on any stock exchange.

         SECTION 704. REPORTS BY COMPANY.

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act. Any information, documents or reports required to be filed by the Company with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT

                    CONSOLIDATION, MERGER, OR SALE OF ASSETS

         SECTION 801. COMPANY AND GUARANTORS MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

         The Company shall not consolidate or amalgamate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person other than a direct or indirect wholly-owned Subsidiary of the Company unless:

                  (1) the Company is the surviving Person or the Person formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, Canada or any providence or territory thereof, Barbados or Bermuda and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         No Guarantor, if any of the Securities Outstanding are subject to the Guarantee by such Guarantor, shall consolidate or amalgamate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person other than a direct or indirect wholly-owned Subsidiary of the Company or the Bermuda Guarantor unless:

                  (1) any such Guarantor is the surviving Person or the Person formed by such consolidation or into which any such Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of any such Guarantor substantially as an entirety shall be, only in the case of a Guarantor that is not one of the Foreign Entities, a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and, in any case, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of all obligations in respect of the Guarantee and the performance of every covenant of this Indenture on the part of any such Guarantor to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (3) any such Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 802. SUCCESSOR SUBSTITUTED.

         Upon any consolidation or amalgamation of the Company or any Guarantor with, or merger of the Company or any Guarantor into, any other Person, or any conveyance, transfer or lease of the properties and assets of the Company or any Guarantor substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or amalgamation or into which the Company or any Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or any Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or any Guarantor, as the case may be, herein, and thereafter, except in the case of an amalgamation or a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

         SECTION 803.  ASSIGNMENT OF COMPANY'S OBLIGATIONS.

         The Company may assign its obligations under the Securities and this Indenture to the U.S. Guarantor or any other wholly-owned Subsidiary of the Bermuda Guarantor organized under the laws of the United States, any state thereof, the District of Columbia, Canada or any province or territory thereof, at any time without the consent of the Trustee or any Holder; provided that the assignee agrees to be bound by the terms of this Indenture and the Securities and the Guarantee of the U.S. Guarantor remain in full force and effect if the assignee is not the U.S. Guarantor; provided, however, that no such assignment may be made if a Default or Event of Default shall have occurred and be continuing. Upon any such assignment by the Company, the Person to whom such assignment is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities, with the same effect as if such Person had been named as the Company herein and therein, and thereafter, the assignor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. A copy of the agreement evidencing such assignment shall be provided to the Trustee by the Company, promptly after the effective date of such assignment.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, any Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities or to evidence the succession of another Person to any Guarantor and the assumption by any such successor of the Guarantee of such Guarantor herein and, to the extent applicable, endorsed upon any Securities; or

                  (2) to add to the covenants of the Company or any Guarantor (if applicable) for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or any Guarantor (if applicable); or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities of any series denominated in one or more Foreign Currencies, currency units or composite currencies; or

                  (6) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                  (7) to secure the Securities of any series; or

                  (8) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this clause shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (11) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article Twelve, including providing for the conversion of the Securities into any security or property of the Company; or

                  (12) to conform to any mandatory provisions of law.

         SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority of principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, any Guarantor and the Trustee, the Company, when authorized by a Board Resolution, any Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) extend the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including any change in the Floating or Adjustable Rate Provision pursuant to which such rate is determined that would reduce such rate for any period) or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium, or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
         Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) if applicable, make any change that adversely affects the right to convert any Security to which the provisions of Article Twelve are applicable or, except as provided in this Indenture, decrease the conversion rate or increase the conversion price of any Security, or

                  (4) modify any of the provisions of this Section, Section 513 or Section 908, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 908, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(9).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, in addition to the documents required by Section 103, an Opinion of Counsel and an Officers' Certificate, each stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and, with respect to supplemental indentures under Section 902 hereof, evidence of the consents of Holders required in connection therewith. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article with respect to one or more series of Securities, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities of such series theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905. REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment or supplement under this Article or a waiver under this Article becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

         After an amendment or supplement becomes effective, it shall bind every Holder.

         SECTION 906. CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 907. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         SECTION 908. WAIVER OF COMPLIANCE BY HOLDERS.

         Anything in this Indenture to the contrary notwithstanding, any of the acts which the Company is required to do, or is prohibited from doing, by any of the provisions of this Indenture may, to the extent that such provisions might be changed or eliminated by a supplemental indenture pursuant to Section 902 upon consent of Holders of not less than a majority in aggregate principal amount of the then Outstanding Securities of the series affected, be omitted or done by the Company, if there is obtained the prior consent or waiver of the Holders of at least a majority in aggregate principal amount of the then Outstanding Securities of such series.

         SECTION 909. NOTICE OF SUPPLEMENTAL INDENTURE.

         Promptly after the execution by the Company, any Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal, premium, if any, and interest, if any, shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds by 11:00 a.m., Eastern time, on that date money deposited by or on behalf of the Company designated for and sufficient to pay all principal, premium, if any, and interest, if any, then due.

         To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal, premium, if any, and interest, if any, (without regard to any applicable grace period) at a rate equal to the then applicable interest rate on the Securities.

         SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

         So long as any Securities are Outstanding, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any



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time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 1003. COMMISSION REPORTS; FINANCIAL STATEMENTS.

                  (a) The Company covenants and agrees or, if there is a Guarantee, each Guarantor covenants and agrees to file with the Trustee copies, within 15 days after the Company or any Guarantor is required to file the same with the Commission, of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or any Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company or any Guarantor (as applicable) is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports, if any, which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Company covenants and agrees or, if there is a Guarantee, each Guarantor covenants and agrees, to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports, if any, with respect to compliance by the Company or any Guarantor (as applicable) with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

         SECTION 1004.  COMPLIANCE CERTIFICATE.

         The Company and any Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a statement signed by two officers of the Company (one of whom shall be the Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer of the Company) and two officers of each Guarantor (one of whom shall be the Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer of each Guarantor), which statement need not constitute an Officers' Certificate, stating that in the course of



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performance by the signing officers of the Company and officers of any Guarantor of their duties as such officers, they would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company and any Guarantor, respectively, of their obligations under this Indenture, and further stating, as to each such officer signing such statement, that to the best of his knowledge, each of the Company and any Guarantor has kept, observed, performed and fulfilled each and every covenant applicable to it contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof applicable to it (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such officer may have knowledge and what action the Company or any Guarantor, as the case may be, is taking or proposes to take with respect thereto).

         SECTION 1005.  CORPORATE EXISTENCE.

         Subject to Article Eight, each of the Company and any Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, under the laws of its respective jurisdiction of incorporation or formation.

         SECTION 1006. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal, premium, if any, or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, and interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal, premium, if any, or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

         The Company and any Guarantor (if applicable) may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal, premium, if any, or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the request and expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1007.  WAIVER OF CERTAIN COVENANTS.

         The Company or any Guarantor (as applicable) may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company or any Guarantor (as applicable) and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         A waiver which changes or eliminates any term, provision or condition of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such term, provision or condition, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.



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

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         SECTION 1101. APPLICABILITY OF ARTICLE.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

         SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be reasonably satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed, the specific provision of the Securities of such series pursuant to which such Securities being called for redemption are being redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

         SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 1104. NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price and the amount, if any, of any accrued and unpaid interest payable on the Redemption Date,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) if applicable, the conversion price, and that the date on which the right to convert the principal of the Securities or the portions thereof to be redeemed will terminate will be the Redemption Date and the place or places where such Securities may be surrendered for conversion,

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (7) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 1105. DEPOSIT OF REDEMPTION PRICE.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1006) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         If any Security or portion thereof called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security or portion thereof shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

         SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         SECTION 1107. SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                            CONVERSION OF SECURITIES

         SECTION 1201. APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to the Securities of any series which are convertible into any securities or property of the Company or an Affiliate of the Company (the "Exchange Securities"), and the issuance of the Exchange Securities upon the conversion of such



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

convertible Securities, except as otherwise specified as contemplated by Section 301 for the Securities of such series.

         SECTION 1202. EXERCISE OF CONVERSION PRIVILEGE.

         In order to exercise a conversion privilege, the Holder of a Security of a series with such a privilege shall surrender such convertible Security to the Company at the office or agency maintained for that purpose pursuant to
Section 1002, accompanied by written notice to the Company that the Holder elects to convert such convertible Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address) in which the certificate or certificates representing the Exchange Securities which shall be issuable on such conversion shall be issued. Securities surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing; and Securities so surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of Section 307 relating to the payment of Defaulted Interest by the Company. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable procedures as the Company may prescribe, the Company shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, a certificate or certificates for the number of Exchange Securities issuable upon the conversion of such convertible Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional Exchange Security otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion by the Company and such Security shall have been surrendered as aforesaid (unless such Holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any certificate or certificates representing the Exchange Securities shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the Exchange Securities represented thereby. Except as set forth above and subject to the final paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the

Securities surrendered for conversion or on account of any dividends, if applicable, on the Exchange Securities issued upon such conversion.

         In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted portion of such Security.

         SECTION 1203. NO FRACTIONAL SHARES.

         No fractional Exchange Security shall be issued upon conversions of Securities of any series. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full Exchange Securities which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 1203, any Holder of a Security or Securities would be entitled to a fractional Exchange Security upon the conversion of such convertible Security or Securities, or specified portions thereof, the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed, (i) if such Exchange Security is listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the last reported sale price regular way on such exchange on the last trading day prior to the date of conversion upon which such a sale shall have been effected, or (ii) if such Exchange Security is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the average of the bid and asked prices of such Exchange Security in the over-the-counter market, on the last trading day prior to the date of conversion, as reported by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information, or, if not so available, the fair market price as determined by the Board of Directors. For purposes of this Section, "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which the Exchange Security is not traded on a national exchange, or if the Exchange Security is not traded on a national exchange, on the principal exchange or market on which the Exchange Security is traded or quoted.

         SECTION 1204. ADJUSTMENT OF CONVERSION PRICE.

         The conversion price of Securities of any series that is convertible into Exchange Securities shall be adjusted, if applicable, for any stock dividends, stock splits, reclassification, combinations or similar transactions in accordance with the term of the supplemental indenture or Board Resolutions setting forth the terms of the Securities of such series.

         Whenever the conversion price is adjusted, the Company shall compute the adjusted conversion price in accordance with terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of



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

Securities pursuant to Section 1002 and, if different, with the Trustee. The Company shall forthwith cause a notice setting forth the adjusted conversion price to be mailed, first class postage prepaid, to each Holder of Securities of such series at its address appearing on the Security Register and to any conversion agent other than the Trustee.

         To the extent permitted by applicable law, the Company may from time to time increase, in one or more increments, the amount of Exchange Securities issuable upon conversion of a Security ("Conversion Rate") by any amount for any period of time if the period is at least 20 Business Days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Subsequent to any such increase, the Company may from time to time lower the Conversion Rate to any rate that is not lower than the Conversion Rate that would have been applicable had any such increase not occurred, if the Board of Directors has determined that the decrease would be in the best interests of the Company. Whenever the Conversion Rate is changed pursuant to this Section, the Company shall mail to Holders and file with the Trustee and any applicable conversion agent a notice of such increase. The Company shall mail such notice at least seven days before the date the increased or decreased Conversion Rate takes effect. The notice shall state the increased or decreased Conversion Rate and the period it will be in effect.

         SECTION 1205. NOTICE OF CERTAIN CORPORATE ACTIONS.

         In case:

                  (a) the Company or an Affiliate of the Company, as the case may be, shall declare, if applicable, a dividend (or any other distribution) on the Exchange Securities payable otherwise than in cash out of its retained earnings (other than a dividend for which approval of any stockholders of the Company or an Affiliate of the Company, as the case may be, is required); or

                  (b) the Company or an Affiliate of the Company, as the case may be, shall authorize, if applicable, the granting to the holders of the Exchange Securities of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than any such grant for which approval of any stockholders of the Company or an Affiliate of the Company, as the case may be, is required); or

                  (c) of any reclassification of the Exchange Securities (other than a subdivision or combination of the Exchange Securities, if applicable, or of any consolidation, merger or share exchange to which the Company or an Affiliate of the Company, as the case may be, is a party and for which approval of any stockholders of the Company or an Affiliate of the Company, as the case may be, is required), or of the sale of all or substantially all of the assets of the Company or an Affiliate of the Company which has issued the Exchange Securities; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company or of an Affiliate of the Company which has issued the Exchange Securities;



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

then the Company shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Securities Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Exchange Securities of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Exchange Securities shall be entitled to exchange their Exchange Securities for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up. If at any time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

         SECTION 1206. RESERVATION OF EXCHANGE SECURITIES.

         The Company or an Affiliate of the Company, as the case may be, shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Exchange Securities, for the purpose of effecting the conversion of Securities, the full number of Exchange Securities then issuable upon the conversion of all outstanding Securities of any series that has conversion rights.

         SECTION 1207. PAYMENT OF CERTAIN TAXES UPON CONVERSION.

         The Company will pay any and all taxes that may be payable in respect of the issue or delivery of the Exchange Securities on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the Exchange Securities in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

         SECTION 1208. NONASSESSABILITY.

         The Company covenants that all Exchange Securities which may be issued upon conversion of Securities will upon issue in accordance with the terms hereof, if applicable, be duly and validly issued and fully paid and nonassessable.

         SECTION 1209. EFFECT OF CONSOLIDATION OR MERGER ON CONVERSION
         PRIVILEGE.

         In case of any consolidation of the company issuing the Exchange Securities (the "Issuing Company") with, or merger of the Issuing Company into or with any other Person, or in case of any sale of all or substantially all of the assets of the Issuing Company, the Issuing Company or the Person formed by such consolidation or the Person into which the Issuing Company shall have been merged or the Person which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture in accordance with
Section 901 providing that the Holder of each Security then outstanding of any series that is convertible into the Exchange Securities shall have the right, which right shall be the exclusive conversion right thereafter available to said Holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property (including cash) receivable upon such consolidation, merger or sale by a holder of the number of Exchange Securities into which such Security might have been converted immediately prior to such consolidation, merger or sale, subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers or sales. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if, pursuant to such merger, consolidation or sale, holders of outstanding Exchange Securities do not receive shares of common stock of the surviving corporation but receive other securities, cash or other property or any combination thereof, Holders of Securities shall not have the right to thereafter convert their Securities into common stock of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of the Exchange Securities into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger or sale, all as more fully provided in the first sentence of this Section 1209. Anything in this Section 1209 to the contrary notwithstanding, the provisions of this Section 1209 shall not apply to a merger or consolidation of another corporation with or into the Issuing Company pursuant to which both of the following conditions are applicable: (i) the Issuing Company is the surviving corporation and (ii) the outstanding Exchange Securities are not changed or converted into any other securities or property (including cash) or changed in number or character or reclassified pursuant to the terms of such merger or consolidation.

         As evidence of the kind and amount of shares of stock or other securities or property (including cash) into which Securities may properly be convertible after any such consolidation, merger or sale, or as to the appropriate adjustments of the conversion prices applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any Holder of Securities for any provision in conformity therewith or approved by such independent certified accountant which may be contained in said supplemental indenture.

         SECTION 1210. DUTIES OF TRUSTEE REGARDING CONVERSION.

         Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities of any series that is convertible into Exchange Securities to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of



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

the Company provided to be employed in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any Exchange Securities, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Securities and neither the Trustee nor any conversion agent makes any representation with respect thereto. Subject to the provisions of Section 601, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any Exchange Securities or other securities or property upon the surrender of any Security for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article Twelve or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company.

         SECTION 1211. REPAYMENT OF CERTAIN FUNDS UPON CONVERSION.

         Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including funds deposited for the sinking fund referred to in Article Three hereof) and which shall not be required for such purposes because of the conversion of such Securities as provided in this Article Twelve shall after such conversion be repaid to the Company by the Trustee upon the Company's written request by Company Request.

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 1301. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

         The Company may elect, at any time, to have either Section 1302 or
Section 1303 applied to the Outstanding Securities of any series, upon compliance with the conditions set forth below in this Article Thirteen.

         SECTION 1302. DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise of the option provided in Section 1301 to have this Section 1302 applied to the Outstanding Securities of any series, the Company and any Guarantor (if applicable) shall be deemed to have been discharged from their obligations, with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company and any Guarantor (if applicable) shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities and the Guarantee (if applicable) of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely



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

from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal, premium, if any, and interest, if any, on such Securities of such series when payments are due, (2) the Company's and any Guarantor's (if applicable) obligations with respect to the Securities of such series under Sections 304, 305, 306, 1002 and 1006 and Article Sixteen, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, its rights under Section 607 and (4) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option provided in Section 1301 to have this
Section 1302 applied to the Outstanding Securities of any series notwithstanding the prior exercise of its option provided in Section 1301 to have Section 1303 applied to the Outstanding Securities of such series.

         SECTION 1303. COVENANT DEFEASANCE.

         Upon the Company's exercise of the option provided in Section 1301 to have this Section 1303 applied to the Outstanding Securities of any series, (1) the Company and any Guarantor (if applicable) shall be released from their obligations under Section 801 and (2) the occurrence of any event specified in Sections 501(3) and 501(4) (with respect to Section 801) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

         SECTION 1304. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities of any series:

                  (1) The Company shall elect by Board Resolution to effect a Defeasance pursuant to Section 1302 or a Covenant Defeasance pursuant to Section 1303 with respect to the Outstanding Securities of any series specified in such Board Resolution (the "Defeasible Series").

                  (2) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (i) money in an amount, or (ii) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series. As used herein, "U.S. Government Obligation" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any specific payment of principal of or interest on any such U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (3) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (i) the Company has received from, or there has been published by, the Internal Revenue Service, a ruling or (ii) since the date hereof, there has been a change in the applicable U.S. Federal income tax law, in case of either (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (4) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holder of the Outstanding Securities of such series will not recognize gain or loss for U.S. Federal income tax purposes as result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (5) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (6) No Event of Default or Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 501(5) and 501(6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

         SECTION 1305. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 1006, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of the Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

         SECTION 1306. REINSTATEMENT.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Thirteen with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and any Guarantor's (if applicable) obligations under this Indenture and the Securities of such series and the Guarantee shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to Securities of such series in accordance with this Article Thirteen; provided, however, that if the Company makes any payment of principal, premium, if any, or interest, if any, on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

                                ARTICLE FOURTEEN

                                  SINKING FUNDS

         SECTION 1401. APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1211. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         SECTION 1402. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been converted pursuant to Article Twelve or Securities of a series which have been acquired or redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or otherwise, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 1403. REDEMPTION OF SECURITIES FOR SINKING FUND.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1402 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 nor more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104 and provide a copy thereof to the Company five (5) days in advance of the mailing thereof. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                                 ARTICLE FIFTEEN

                         REPAYMENT AT OPTION OF HOLDERS

         SECTION 1501. APPLICABILITY OF ARTICLE.

         Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

         SECTION 1502. REPAYMENT OF SECURITIES.

         Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1006) an amount of money in the currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

         SECTION 1503. EXERCISE OF OPTION.

         Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at



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

the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places or which the Company shall from time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

         SECTION 1504. WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE.

         If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for repayment in accordance with such provisions, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

         SECTION 1505. SECURITIES REPAID IN PART.

         Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such security, without service charge and at the expense of the Company, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                 ARTICLE SIXTEEN

                             GUARANTEE OF SECURITIES

         SECTION 1601. GUARANTEE.

         Any series of Securities may be guaranteed by one or more of the U.S. Guarantor, the Bermuda Guarantor and any other Guarantor. The terms and the form of any such Guarantee will be established in the manner contemplated by Section 301 for that particular series of Securities.

                                      * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                            COMPANY:

                                            NABORS HOLDINGS LTD.

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            BERMUDA GUARANTOR:

                                            NABORS INDUSTRIES LTD.

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            U.S. GUARANTOR:

                                            NABORS INDUSTRIES, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            TRUSTEE:

                                            BANK ONE, N.A.

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

         On the ____ day of _________________, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that (s)he is __________________ of NABORS HOLDINGS LTD., one of the corporations described in and which executed the foregoing instrument; that
(s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

                  On the ____ day of _________________, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that (s)he is __________________ of NABORS INDUSTRIES, INC., one of the corporations described in and which executed the foregoing instrument; that
(s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

         On the ____ day of _________________, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that (s)he is __________________ of NABORS INDUSTRIES LTD., one of the corporations described in and which executed the foregoing instrument; that
(s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

                  On the ____ day of ___________________, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that (s)he is ___________________ of BANK ONE, N.A., one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.